FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 20, 2004, is made among (i) BUILDING MATERIALS HOLDING CORPORATION, a Delaware corporation (“Holdings”), as borrower, (ii) BMC WEST CORPORATION, a Delaware corporation (the “Company”), and certain other affiliates of Holdings, as guarantors, (iii) the financial institutions listed on the signature pages hereof under the heading “LENDERS” (individually, each a “Lender” and, collectively, the “Lenders”), (iv) GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Lead Arranger, (v) U.S. BANK NATIONAL ASSOCIATION, as Syndication Agent, (vi) UNION BANK OF CALIFORNIA, N.A., as Documentation Agent and (vii) WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as the L/C Issuer, the Swingline Lender, the administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and Co-Lead Arranger.

Holdings, the Company and the other Guarantors, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of August 13, 2003 (the “Credit Agreement”). Holdings has requested that the Lenders agree to certain amendments to the Credit Agreement. The Lenders have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1  Definitions; Interpretation.

(a)	Terms Defined in Credit Agreement. All capitalized terms used in this Amendment (including in the preamble and recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

(b)	Interpretation. The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2  Amendments to the Credit Agreement.

(a)	Amendments. The Credit Agreement shall be amended as follows, effective as of the date of satisfaction of the conditions set forth in Section 4 (the “Effective Date”):

(i)	Section 1.01 of the Credit Agreement shall be amended as follows:

(A)	The defined term “Applicable Margin” shall be amended and restated in its entirety as set forth below:

“Applicable Margin” means (i) with respect to Base Rate Loans and Offshore Rate Loans which are Revolving Loans, the amount set forth opposite the indicated Level below the heading “Base Rate Spread or “Offshore Rate Spread” in the pricing grid set forth on Annex I in accordance with the parameters for calculations of such amounts also set forth on Annex I, and (ii) with respect to Term B Loans which are Base Rate Loans, 2.00%, and with respect to Term B Loans which are Offshore Rate Loans, 2.75%.”

(B)	A new defined term “First Amendment” shall be inserted in proper alphabetical order as follows:

“First Amendment” means the First Amendment to Credit Agreement dated as of May 20, 2004, by and among Holdings, the Company and each other Guarantor, the Lenders and the Administrative Agent.”

(C)	The defined term “L/C Commitment” shall be amended by deleting the dollar amount “$30,000,000” in the fourth line thereof and inserting “$50,000,000” in its place.

(ii)	Annex I to the Credit Agreement (captioned “Pricing Grid”) shall be amended and restated in its entirety in the form of Annex I attached hereto.

(b)	References Within Credit Agreement. Each reference in the Credit Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

SECTION 3  Fees.

Holdings shall pay to the Administrative Agent the fees set forth in that certain letter agreement dated as of May 12, 2004, by and between Holdings and the Administrative Agent (the “Amendment Fee Letter”). Such fees shall be due and payable by Holdings on the dates set forth in such Amendment Fee Letter.

SECTION 4  Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a)	Execution. The Administrative Agent shall have received (i) from Holdings, the Company and each other Guarantor a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of this Amendment, (ii) from Holdings a duly executed original of the Amendment Fee Letter and (iii) from each Lender a duly executed written consent to this Amendment authorizing the Administrative Agent to execute and deliver this Amendment on such Lender’s behalf.

(b)	Fees and Expenses. Holdings shall have paid (i) all fees then due in accordance with Section 3 and (ii) all invoiced costs and expenses then due in accordance with Section 6(d).

(c)	Additional Closing Documents and Actions. The Administrative Agent shall have received the following, in form and substance satisfactory to it: A certificate of a Responsible Officer of Holdings and the Company, stating that (i) the representations and warranties contained in Section 5 of this Amendment are true and correct on and as of the date of such certificate as though made on and as of the Effective Date, and (ii) on and as of the Effective Date, after and giving effect to this Amendment, no Default shall have occurred and be continuing.

(d)	Representations and Warranties; No Default. On the Effective Date, after giving effect to the amendment of the Credit Agreement contemplated hereby:

2.

(i)	the representations and warranties contained in Section 5 shall be true and correct on and as of the Effective Date as though made on and as of such date; and

(ii)	no Default shall have occurred and be continuing.

(e)	Additional Documents. The Administrative Agent shall have received, in form and substance satisfactory to it, such additional approvals, opinions, documents and other information as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request.

SECTION 5  Representations and Warranties. To induce the Lenders to enter into this Amendment, Holdings hereby confirms and restates, as of the date hereof, the representations and warranties made by it in Article VI of the Credit Agreement and in the other Loan Documents; provided, however, any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof; provided,  further, however, that such representations and warranties shall be true, correct and complete as of such earlier date. For the purposes of this Section 5, (i) each reference in Article VI of the Credit Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Credit Agreement as amended by this Amendment and shall take into account any amendments to the Schedules and other disclosures made in writing by Holdings to the Administrative Agent and the Lenders after the Closing Date and approved by the Administrative Agent and the Majority Lenders, and (ii) Section 6.11 of the Credit Agreement shall be deemed instead to refer to the last day of the most recent fiscal quarter and fiscal year for which financial statements have then been delivered.

SECTION 6  Miscellaneous.

(a)	Notice. The Administrative Agent shall notify Holdings, the Company and the Lenders of the occurrence of the Effective Date and promptly thereafter distribute to Holdings, the Company and the Lenders copies of all documents delivered under Section 4.

(b)	Credit Agreement Otherwise Not Affected. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The Lenders’ and the Administrative Agent’s execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith (collectively, the “Amendment Documents”) shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

(c)	No Reliance. Each of Holdings, the Company and each other Guarantor hereby acknowledges and confirms to the Administrative Agent and the Lenders that it is executing this Amendment and the other Amendment Documents on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(d)	Costs and Expenses. Holdings agrees to pay to the Administrative Agent on demand the reasonable out-of-pocket costs and expenses of the Administrative Agent, and the reasonable fees and disbursements of counsel to the Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.

3.

(e)	Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by Holdings, the Company and each other Guarantor, the Administrative Agent and each Lender and their respective successors and assigns.

(f)	Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

(g)	Complete Agreement; Amendments. This Amendment, together with the other Amendment Documents and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior commitments, drafts, communications, discussion and understandings, oral or written, with respect thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 11.01 of the Credit Agreement.

(h)	Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

(i)	Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

(j)	Loan Documents. This Amendment and the other Amendment Documents shall constitute Loan Documents.

[Signature Pages Follow.]

4.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

THE BORROWER BUILDING MATERIALS HOLDING CORPORATION

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President and Chief Financial Officer

THE GUARANTORS BMC WEST CORPORATION

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President and Chief Financial Officer

BMC WEST CORPORATION SOUTHCENTRAL

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President and Chief Financial Officer

BMCW SOUTHCENTRAL, L.P. By: BMC WEST CORPORATION SOUTHCENTRAL, its General Partner

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President and Chief Financial Officer

SIGNATURE PAGE 1 TO FIRST AMENDMENT TO CREDIT AGREEMENT

BMCW, LLC By: BMC WEST CORPORATION, its Managing Member

By	/s/ Lesa D. Thomas
Name: Lesa D. Thomas
Title: Manager

BMC CONSTRUCTION, INC.

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President and Chief Financial Officer

KBI CONSTRUCTION, LLC By: BMC Framing, Inc., its Managing Member

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President and Chief Financial Officer

KB INDUSTRIES LIMITED PARTNERSHIP By: BUILDING MATERIALS HOLDING CORPORATION, its General Partner

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President and Chief Financial Officer

SIGNATURE PAGE 2 TO FIRST AMENDMENT TO CREDIT AGREEMENT

VAUGHN ROAD, LLC By: BMC CONSTRUCTION, INC., its Managing Member

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President and Chief Financial Officer

KBI CONCRETE, LLC By: BMC CONSTRUCTION, INC., its Managing Member

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President and Chief Financial Officer

TOTAL CONCRETE, LLC By: KBI CONCRETE, LLC, its Managing Member

By	/s/ William M. Smartt
Name: William M. Smartt
Title: Senior Vice President and Chief Financial Officer

THE ADMINISTRATIVE AGENT WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ Thomas M. Gloger
Name: Thomas M. Gloger
Title: Vice President

SIGNATURE PAGE 3 TO FIRST AMENDMENT TO CREDIT AGREEMENT

ANNEX I

PRICING GRID

From and after Effective Date (as defined in the First Amendment), the Applicable Margin for Revolving Loans and the Applicable Fee Amount for any day shall be the amount per annum set forth below based on the EBITDA Ratio set forth in the most recently delivered Compliance Certificate delivered by Holdings pursuant to Section 7.02(c) of the Credit Agreement. Changes in the Applicable Margin for Revolving Loans and the Applicable Fee Amount resulting from a change in the EBITDA Ratio shall become effective on the date of delivery by Holdings to the Administrative Agent of a new Compliance Certificate pursuant to Section 7.02(c). If Holdings shall fail to deliver a Compliance Certificate and accompanying financial statements within the number of days after the end of any fiscal quarter or fiscal year as required pursuant to Section 7.02(c), the parties agree that the Applicable Margin and the Applicable Fee Amount shall be fixed at Level 4 until such time as Holdings delivers such new Compliance Certificate and accompanying financial statements pursuant to Section 7.02(c).

Level	EBITDA Ratio	Offshore Rate Spread	Base Rate Spread	Letter of Credit Fee	Commitment Fee
Level 5	greater than or equal to 3.00:1.00	2.750%	1.500%	2.750%	0.625%
Level 4	greater than or equal to 2.50:1.00 but less than 3.00:1.00	2.250%	1.000%	2.250%	0.500%
Level 3	greater than or equal to 2.00:1.00 but less than 2.50:1.00	1.750%	0.500%	1.750%	0.375%
Level 2	greater than or equal to 1.50:1.00 but less than 2.00:1.00	1.375%	0.125%	1.375%	0.375%
Level 1	less than 1.50:1.00	1.000%	0.000%	1.000%	0.375%

ANNEX I 1.